                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   SH CAPITAL PARTNERS, L.P.

                Item                         Information

Name:                                SH CAPITAL PARTNERS, L.P.

Address:                             950 Third Avenue, 17th Floor, New York,
                                     NY 10022

Designated Filer:                    Stone House Capital Management, LLC

Date of Event Requiring              August 18, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or            A.M. CASTLE & CO. [CAS]
Trading Symbol:

Relationship of Reporting            10% Owner
Person(s) to Issuer:

If Amendment, Date Original          Not Applicable
Filed (Month/Day/Year):

Individual or                        Form filed by More than One Reporting
Joint/Group Filing:                  Person

Signature:                           By:    Stone House Capital Management, LLC
                                     Its:   General Partner

                                     By:    /s/ Mark Cohen
                                            ------------------------------
                                     Name:  Mark Cohen
                                     Title: Managing Member
                                     Date:  August 20, 2015

2.   MARK COHEN

                Item                         Information

Name:                                MARK COHEN

Address:                             950 Third Avenue, 17th Floor, New York,
                                     NY 10022

Designated Filer:                    Stone House Capital Management, LLC

Date of Event Requiring              August 18, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or            A.M. CASTLE & CO. [CAS]
Trading Symbol:

Relationship of Reporting            10% Owner
Person(s) to Issuer:

If Amendment, Date Original          Not Applicable
Filed (Month/Day/Year):

Individual or                        Form filed by More than One Reporting
Joint/Group Filing:                  Person

Signature:
                                     /s/ Mark Cohen
                                     ------------------------------------
                                     Date:  August 20, 2015